KINETICS PORTFOLIO TRUST – MASTER INVESTMENTS PORTFOLIO THE KINETICS PARADIGM PORTFOLIO
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2024 (Unaudited)

COMMON STOCKS - 87.0%	Shares	Value
Accommodation - 0.6%
Civeo Corp.	239,800	$6,570,520

Aerospace and Defense - 2.1%
CACI International, Inc. - Class A (a)	46,000	23,209,760

Agencies, Brokerages, and Other Insurance Related Activities - 0.0%(b)
Brookfield Wealth Solutions Ltd.	85	4,519

Beverage and Tobacco Product Manufacturing - 0.0%(b)
Crimson Wine Group Ltd. (a)	34,600	218,326

Broadcasting (except Internet) - 0.0%(b)
Atlanta Braves Holdings, Inc. - Class C (a)	4,842	192,712

Diversified Real Estate Activities - 0.1%
PrairieSky Royalty Ltd.	60,000	1,219,564

Entertainment - 0.0%(b)
IG Port, Inc.	17,000	244,961

Financial Services - 0.0%(b)
Hellenic Exchanges - Athens Stock Exchange SA	200	1,013

Food Services and Drinking Places - 0.6%
Wendy's Co.	363,800	6,373,776

Funds, Trusts, and Other Financial Vehicles - 0.1%
Mesabi Trust (c)	37,200	842,580

Hospitality and Tourism - 0.5%
Carnival Corp. (a)	215,000	3,973,200
Royal Caribbean Cruises Ltd.	10,200	1,809,072
		5,782,272

Insurance Carriers and Related Activities - 0.0%(b)
Markel Group, Inc. (a)	100	156,858

Legal Services - 0.0%(b)
CRA International, Inc.	124	21,740

Management of Companies and Enterprises - 0.9%
Associated Capital Group, Inc. - Class A	260,290	9,219,472
White Mountains Insurance Group Ltd.	646	1,095,745
		10,315,217

Management, Scientific, and Technical Consulting Services - 0.0%(b)
Booz Allen Hamilton Holding Corp.	200	32,552

Media - 0.0%(b)
Toei Animation Co. Ltd.	14,900	313,602

Media Streaming Distribution Services, Social Networks, and Other Media Networks and Content Providers - 0.0%(b)
Liberty Media Corp.-Liberty Live - Class A (a)	3,766	186,455

Mining (except Oil and Gas) - 2.1%
Franco-Nevada Corp.	164,550	20,445,337
Wheaton Precious Metals Corp.	48,200	2,944,056
		23,389,393

Motor Vehicle and Parts Dealers - 0.0%(b)
AutoNation, Inc. (a)	30	5,368

Nonmetallic Mineral Product Manufacturing - 0.0%(b)
Eagle Materials, Inc.	514	147,852

Office Administrative Services - 0.0%(b)
DigitalBridge Group, Inc.	200	2,826

Offices of Real Estate Agents and Brokers - 3.1%
Landbridge Co. LLC - Class A (a)	898,972	35,167,785

Oil and Gas Extraction - 65.7%(d)
Texas Pacific Land Corp. (e)	831,214	735,408,274

Other Financial Investment Activities - 0.5%
GAMCO Investors, Inc. - Class A	7,400	181,226
Onex Corp.	61,000	4,251,700
Seaport Entertainment Group, Inc. (a)(c)	30,011	822,902
		5,255,828

Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP (a)	800	56,780
Urbana Corp.	8,800	35,201
Urbana Corp. - Class A	2,200	8,654
		100,635

Other Telecommunications - 0.6%
Liberty Broadband Corp. - Class C (a)	83,200	6,430,528

Performing Arts, Spectator Sports, and Related Industries - 2.4%
Live Nation Entertainment, Inc. (a)	244,650	26,786,728

Real Estate - 1.9%
DREAM Unlimited Corp. (a)(c)	20,400	508,774
Howard Hughes Holdings, Inc. (a)	268,700	20,805,441
		21,314,215

Securities and Commodities Exchanges - 1.1%
Cboe Global Markets, Inc.	61,600	12,619,992
Intercontinental Exchange, Inc.	500	80,320
		12,700,312

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 4.1%
Brookfield Asset Management Ltd.	178,687	8,450,108
Brookfield Corp.	695,750	36,979,113
S&P Global, Inc.	340	175,651
		45,604,872

Support Activities for Mining - 0.0%(b)
Core Laboratories, Inc.	400	7,412

Support Activities for Water Transportation - 0.5%
Clarkson PLC	88,600	4,359,105
Siem Industries, Inc. (a)	25,700	902,584
		5,261,689

Telecommunications - 0.0%(b)
GCI LIBERTY INC SR ESCROW (a)(f)	72,000	0

Utilites - 0.1%
Brookfield Infrastructure Partners LP	30,200	1,058,208
TOTAL COMMON STOCKS (Cost $136,524,384)		974,328,352

UNIT INVESTMENT TRUSTS - 9.7%	Shares	Value
Grayscale Bitcoin Mini Trust BTC (a)	1,946,400	10,958,232
Grayscale Bitcoin Trust BTC (a)	1,946,400	98,293,200
Grayscale Ethereum Classic Trust (a)	12	96
TOTAL UNIT INVESTMENT TRUSTS (Cost $25,987,742)		109,251,528

REAL ESTATE INVESTMENT TRUSTS - 0.5%	Shares	Value
Equity LifeStyle Properties, Inc.	71,800	5,122,212
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,282,638)		5,122,212

WARRANTS - 0.0%(b)	Contracts	Value
Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50 (a)	800	8,340
TOTAL WARRANTS (Cost $2,367)		8,340

PREFERRED STOCKS - 0.0%(b)	Shares	Value
Financial Services - 0.0%(b)
Partners Value Investments LP Series 1*, 4.50%, Perpetual	217	4,232

Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP Series 1*, 0.16%, 11/27/2030 (f)	800	600
TOTAL PREFERRED STOCKS (Cost $2,003)		4,832

TOTAL INVESTMENTS - 97.2% (Cost $165,799,134)		1,088,715,264
Money Market Deposit Account - 3.1% (g)(h)		34,247,217
Liabilities in Excess of Other Assets - (0.3)%		(3,039,229)
TOTAL NET ASSETS - 100.0%		$1,119,923,252

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $2,015,685 which represented 0.2% of net assets.
(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $600 or 0.0% of net assets as of September 30, 2024.

(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily.
The rate as of September 30, 2024 was 4.74%.

(h)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $2,088,614 which represented 0.2% of net assets.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At September 30, 2024, 1.03%, 0.28%, 0.62%, and 0.12% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Spin-Off Fund, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at September 30, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin- off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Paradigm Portfolio

The following is a summary of the inputs used to value The Paradigm Portfolio's net assets as of September 30, 2024:
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$973,819,578	$508,774	$–	*	$974,328,352
Unit Investment Trust	109,251,528	–	–		109,251,528
Real Estate Investment Trusts	5,122,212	–	–		5,122,212
Warrants	–	8,340	–		8,340
Preferred Stocks	4,232	600	–		4,832
Total Investments in Securities	$1,088,197,550	$517,714	$–		$1,088,715,264

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Securities
Balance as of December 31, 2023	$762,700
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	139,884
Net purchases and/or acquisitions	–
Net sales and/or write-offs	–
Transfer in and/or out of Level 3	(902,584)
Balance as of September 30, 2024	$–

Description	Fair Value at 9/30/2024		Valuation Techniques	Unobservable Input	Range**
Common Stocks	$ -	*	Asset Liquidation Analysis	Precedent Transaction	$0.00 - $0.00

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.
* Amount is less than $0.50.
** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.